EATON VANCE INVESTMENT TRUST

                Supplements to Statement of Additional
                   Information dated August 1, 1995

     The following supplements "Investment Adviser and Administrator" in Part I of the Statement of Additional
Information:

     Eaton Vance offers single-state tax-free portfolios in more states than any other sponsor of mutual funds. There are 30 long-term state portfolios, 5 national portfolios and 12 limited maturity portfolios. A staff of 32 is responsible for the day-to-day management of over 3,500 issues in 46 mutual fund portfolios. Assets managed by the municipal investment group are currently over $9.1 billion. Raymond E. Hender and William Ahern manage one or more of the Eaton Vance limited maturity tax-free portfolios. Mr. Hender is a Vice President of Eaton Vance and BMR. He is widely regarded as a pioneer in the field of tax-exempt money management and was among the industry's first group of tax-exempt money managers. While at Fidelity Management & Research Company, he managed the first ever tax exempt limited term mutual fund and the first ever tax-exempt money market mutual fund. Mr. Hender holds a Bachelor of Science Degree from the Philadelphia College of Textiles and Science. Mr. Ahern is a Vice President of Eaton Vance and BMR. He is a Chartered Financial Analyst (CFA) and joined Eaton Vance in 1989 as an analyst in the fixed-income department. He graduated from Boston College in 1981 with a B.A. in Economics, and received his M.B.A. degree in Finance from Babson College in 1987. Mr. Ahern is a member of the Boston Security Analysts Society. For the identity of the Portfolio's portfolio manager, see the Prospectus.

     The following supplements "Investment Performance" in Part I of the Fund's Statement of Additional Information:

           From time to time the Fund may provide investors with information on municipal bond investing, which may include comparative performance information, charts and/or illustrations prepared by independent sources (such as Lipper Analytical Services). The Fund may also refer in investor publications to Tax Freedom Day, as computed by the Tax Foundation, Washington, DC 20005, to help illustrate the value of tax free investing, as well as other tax-related information.

     The last column of the Tax Equivalent Yield Table for the Pennsylvania Fund is replaced with the following:

           Federal, State,
           County and Philadelphia
           Taxes(3)

                 8.25%
                 9.74
                10.16
                10.96
                11.61

     (3)Includes a 4 mil county personal property tax and a 4.96% school income tax.


September 27, 1995                                               ITSAIS